Exhibit 99.1

The Carlyle Group	NGP Energy Capital Management

News Release

For Immediate Release

December 20, 2012

The Carlyle Group Adds Cornerstone to Global Natural Resources Investing Platform

Acquires Stake in NGP Energy Capital Management –

Premier North American Natural Resources Investor

Strategic Partnership to Benefit Carlyle’s and NGP’s Limited Partners

Washington, DC and Irving, TX – Global alternative asset manager The Carlyle Group (NASDAQ: CG) today announced it has added significant capability to its growing global natural resources investment platform. Carlyle has acquired a 47.5 percent revenue interest in NGP Energy Capital Management, an Irving, TX-based energy investor with $12.1 billion in assets under management. Carlyle will pay, at closing, $424 million to acquire Barclays Natural Resource Investments’ (“BNRI”) 40 percent stake and 7.5 percent from NGP’s management. The transaction, which will be funded with cash and Carlyle Holdings partnership units, has closed today, December 20.

The transaction also includes: a right to purchase an incremental 7.5 percent revenue interest, which would bring Carlyle’s total revenue interest to 55 percent; 7.5 percent of the carried interest in all future funds; and options to acquire BNRI’s 40 percent interest in the carried interest in NGP’s current flagship fund (NGP Natural Resources X, L.P.) and all future NGP funds. Carlyle has also agreed to pay the sellers additional consideration during 2015 to 2018, contingent upon NGP achieving certain business performance goals.

Carlyle Co-CEO and Chief Investment Officer William E. Conway, Jr. said, “Carlyle is systematically strengthening our global natural resources investing platform and NGP is an important part of this effort. NGP’s investing excellence in the U.S. oil & gas, midstream and oilfield services sector, coupled with our established capabilities in commodities, power generation, mezzanine financing and most recently, refineries, allows us to take full advantage of the energy revolution sweeping America. This partnership enables our respective investors to pursue opportunities across the energy spectrum.”

NGP Chief Executive Officer and Co-Founder Kenneth Hersh said, “Our strategic partnership with Carlyle enhances our ability to serve current and future investors. Our current NGP investors will continue to be served tirelessly by NGP’s extensive energy expertise, but they will now also benefit from Carlyle’s global reach, knowledge of debt financing and capital markets, and its extensive network, which complements our own.”

Mr. Hersh continued, “This relationship has tremendous long term benefits. With this transaction, we have facilitated the sale of Barclays’ minority interest in our firm to a strategic partner, and carefully structured the contingent future payouts to favor NGP’s next generation of leaders, thereby providing substantial incentives for everyone to achieve high levels of performance over very long periods of time. Importantly, we did this all without disrupting in any way our current operations or governance structure.”

Carlyle Chairman and Co-Founder Daniel A. D’Aniello, said, “NGP has a proven team, a strong 24-year track record of performance across cycles and is a great cultural match. Our respective teams complement each other in so many ways, positioning both NGP and Carlyle to deliver even better outcomes for our investors.”

Established in 1988 by Ken Hersh and his partners, NGP Energy Capital Management has successfully completed 220 transactions, resulting in cumulative invested capital of $6.6 billion with total enterprise value of $36.1 billion across a range of energy and natural resource assets, including oil & gas resources, oilfield services, pipelines and processing. Other investment mandates include: food, agriculture, water resources and services, energy efficiency, power tech and alternative energy. The firm’s 70 professionals in five offices manage $12.1 billion across eight funds.

NGP will serve as the cornerstone of Carlyle’s growing natural resources investing platform, which includes energy mezzanine financing, energy infrastructure & power generation (Cogentrix), and commodities (Vermillion).

Among many others, certain of NGP’s current and recent former investments in companies that are now publicly-traded include Energy Transfer Equity, Energy Transfer Partners, Eagle Rock Energy, Memorial Production Partners and Resolute Energy Corporation.

Carlyle Group Conference Call

Carlyle will host a conference call with the investor community today, December 20, 2012, at 10:00 a.m. EST to discuss the NGP transaction. Immediately following the prepared remarks, there will be a Question and Answer session for analysts and investors. Presentation materials will be available on the investor relations section of The Carlyle Group web site at ir.carlyle.com prior to the call.

Analysts and institutional investors may listen to the call by dialing +1-800-850-2903 (international +1-253-237-1169) and mentioning “The Carlyle Group Conference Call”. The conference call will be webcast simultaneously to the public through a link on the investor relations section of The Carlyle Group web site at ir.carlyle.com. An archived replay of the webcast also will be available shortly after the live event.

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About NGP Energy Capital Management

Founded in 1988, NGP Energy Capital Management (NGP ECM) is a premier investment franchise in the natural resources industry, which together with its affiliates has managed approximately $13 billion in committed capital since inception. The firm’s investment platform includes Natural Gas Partners, which is a family of private equity funds that makes direct equity investments in the energy and natural resources sector (including the exploration and/or production of hydrocarbons and the processing, transportation, storage and/or logistics relating to hydrocarbons, and the oilfield and related energy services sector); NGP Global Adaptation Partners, which focuses its investment opportunities in Water Resources & Services and the Food & Agriculture industries; NGP Capital Resources Company (NASDAQ: “NGPC”), a publicly-traded mezzanine investment fund that focuses on providing debt and project equity investments to middle market companies; and NGP Energy Technology Partners, which invests in companies that provide technology related products and services to the oilfield service, power, alternative energy and energy efficiency industries. NGP is located in five offices: Irving, TX, Houston, TX, Stamford, CT, Santa Fe, NM and Washington, DC. www.ngpenergycapital.com.

About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global alternative asset manager with $157 billion of assets under management across 101 funds and 64 fund of fund vehicles as of September 30, 2012. Carlyle’s purpose is to invest wisely and create value on behalf of our investors, many of whom are public pensions. Carlyle invests across four segments – Corporate Private Equity, Real Assets, Global Market Strategies and Fund of Funds Solutions – in Africa, Asia, Australia, Europe, the Middle East, North America and South America. Carlyle has expertise in various industries, including: aerospace, defense & government services, consumer & retail, energy, financial services, healthcare, industrial, technology & business services, telecommunications & media and transportation. The Carlyle Group employs 1,300 people in 32 offices across six continents. www.carlyle.com www.youtube.com/onecarlyle www.twitter.com/onecarlyle

Forward Looking Statements

This press release may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the benefits we expect to realize as a result of our agreement to acquire a revenue interest in NGP Energy Capital Management, as well as our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These statements are subject to risks, uncertainties and assumptions, including those associated with a failure to complete the acquisition and the failure of NGP to perform as we expect, as well as those described under the section entitled “Risk Factors” in our prospectus dated May 2, 2012, filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 4, 2012, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This release does not constitute an offer for any Carlyle or NGP fund.

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Contacts:

Carlyle – Media

Elizabeth Gill

+1(202) 729-5385

Elizabeth.gill@carlyle.com

Carlyle – Public Market Investor Relations

Daniel Harris

+1(212) 813-4527

Daniel.harris@carlyle.com

NGP Energy Capital Management

Kenneth Hersh

+1 (972) 432-1440

khersh@ngptrs.com

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